UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2017

Cytokinetics, Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

280 East Grand Avenue, South San Francisco, California		94080
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 624 - 3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2017, the Compensation & Talent Committee of the Board of Directors (the "Committee") of Cytokinetics, Incorporated (the "Company") determined that the Company met 95% of its corporate goals for 2016. This determination was based on progress in the advancement of the Company’s skeletal and cardiac muscle R&D programs, the achievement of research program milestones, and the expansion of a collaboration agreement. The Committee also considered performance against objectives related to manufacturing, strategic planning, regulatory affairs and the financial management of the Company.

Also on February 28, 2017, the Committee voted to approve salary increases and the payment of a cash bonus for the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) in connection with the performance of the Company and such officers for the fiscal year ended December 31, 2016. The bonus payments to the named executive officers were based on the individual executive’s performance relative to his or her specified goals, the Company’s performance relative to specified corporate goals, and other factors, including each executive’s compensation relative to the Company’s peer companies. In addition, the Committee exercised its discretion in determining each individual’s overall achievement level. The salary increases for our named executive officers, which are effective as of March 1, 2017, were based on a review of each officer’s respective 2016 performance relative to both the Company’s and the individual’s goals, the role each executive is expected to play in 2017, competitive salary data provided by third-party executive compensation consultants, and other factors.

The 2017 base salaries, 2017 target cash bonus amounts and cash bonus payments for 2016 performance for each of our named executive officers are listed in Exhibit 10.1 attached hereto and incorporated herein by reference.

Additional information regarding compensation of the named executive officers, including the factors considered by the Compensation Committee in determining compensation, will be included in the Company’s proxy statement for its 2017 Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated

March 2, 2017	By:	Sharon A. Barbari

Name: Sharon A. Barbari
Title: Executive Vice President Finance and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Compensation Information for Named Executive Officers